Exhibit 10.40

                            Share Transfer Agreement

      This  Share  Transfer   Agreement   (hereinafter   referred  to  as  "This
Agreement") is made on December 31 , 2005 in Tai'an City, Shandong Province, the People's Republic of China (hereinafter referred to as "PRC")

BETWEEN:

      THE ASSIGNOR: Singapore Eastern Nanomaterials Holdings Pte (hereinafter referred to as the "Party A"), is legally registered under the laws of Singapore
      Registered office: Singapore
      Legal Person: Chen Xiangzhi
AND

      THE ASSIGNEE: Faith Bloom Limited (hereinafter referred to as "Party B"), is registered under the laws of British Virgin Islands.
      Registered office: British Virgin Islands
      Authorized representative: Zhang Xueyi

      WHEREAS:

      1. Shandong Haize Nanomaterials Co., Ltd (hereinafter referred to as "Haize Nanomaterials") is a company duly organized, validly existing and in good standing as a wholly foreign funded enterprise under the laws of the P.R.C, with its registered office at Tai'an Youth Development Zone, registered capital RMB 46,530,000 yuan.
      2. Party A legally owned 100% registered capital of Haize Nanomaterials, that is RMB 46,530,000 yuan.
      3. Party A intends to transfer the 100% registered capital of Haize Nanomaterials owned by Party A to Party B. ("Share transfer" the 100% registered capital of Haize Nanomaterials and all relevant rights, interests and obligations). Party B intends to accept the shares. After the completion date of the shares transfer, Party B will possess the 100% registered capital of Haize Nanomaterials.



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      4. Through friendly consultation, both parties jointly agreed to cooperate and promote the sale and purchase of shares smoothly.

      Regarding the sale and purchase of shares, both Party A and Party B enjoy the rights and assume the obligations thereunder, and enter into the agreement as follows:

Article 1 Shares Transfer

      1. According to provisions of this Agreement, Party A agrees to transfer the shares owned by Party A to Party B after the completion date of the shares transfer.
      2. Party B agrees to accept the shares transferred by Party A according to the stipulations of this Agreement.
      3. Upon the Agreement becoming effective, Party B would be entitled to exercise the rights of the shareholders as well as take full obligations. Party A shall not enjoy any rights and assume any obligations and responsibilities relating to the transferred shares, unless this Agreement otherwise stipulates.

Article 2 Price of the Shares and Payment Terms

      1. Party A and Party B jointly confirm that Party B accepts the consideration of transferred shares in This Agreement, and Party B pays Party A in cash. The consideration of transferred shares is USD 5,765,200 after consultation between Party A and Party B.



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      2.    After the completion  date of shares  transfer,  Party B invests RMB
            46,530,000  yuan, and will possess 100% registered  capital of Haize
            Nanomaterials.   Party  A  will   not  own  any   shares   of  Haize
            Nanomaterials.
      3. Party A and Party B jointly agree that Party B shall pay in full within [30] days to Party B after the completion date of shares transfer.

Article 3 Representations, Warranties and Undertakings of Party A Party A hereby represents warrants and undertakes that:

      1. Party A has full power and authority to enter into this Agreement and perform all rights and obligations to this Agreement, and this Agreement constitutes valid and binding obligations on it.
      2. Party A represents and warrants to Party B that it legally owns the Transferred Shares, as w ell as the right to deal with all or any part of the shares entirely and effectively; and that prior to any transfer it will obtain all necessary consents such that the Shares can be transferred to Party B at the effective time of the transfer, free and clear of all liens and encumbrances whatsoever.
      3. There are no original meaning changes of this Agreement regarding Haize Nanomaterials which will effect the signing of this Agreement that will not disclose to Party B.
      4. Party A shall deal with other matters that this Agreement has not stipulated according to the laws and regulations of Singapore and the P.R.C along with Party B.

Article 4 Representations, Warranties and Undertakings of Party B Party B hereby represents, warrants and undertakes that:

      1. Party B has full power and authority to enter into this Agreement and perform all rights and obligations to this Agreement, and this Agreement constitutes valid and binding obligations on it.



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      2.    Party  B  agrees  that  he  shall  pay  the   consideration  of  the
            transferred shares to Party A in full on time.
      3. Party B shall deal with other matters that this Agreement has not stipulated according to the laws and regulations of the P.R.C along with Party A.

Article 5 the Completion Date of Shares Transfer

The shares transfer should be completed on the date that all following terms and conditions fulfilled. The date is the completion date.

      1. This Agreement is signed by the authorized representatives of Party A and Party B.
      2. The Shares transfer of this Agreement is approved by the Shareholders meeting and Board of directors of Party A.
      3. This Agreement is approved the authority of Haize Nanomaterials, the contents shall include:
            (1)   The approval to this agreement and relevant matters;
            (2) Fully authorize and let the General Manager of Haize Nanomaterials handle the shares transfer matters and apply to relevant Administration for Industry and Commerce, Foreign Investment Administration.
      4. The shares transfer to this Agreement has been approved by Foreign Investment Administration and finished the change of Industrial and Commercial Registration.

Article 6  Confidentiality

No party herein shall disclose to any third party any information included in the Agreement. In case any information is released and results in damages to the benefits of the Company or the other party, the party whose confidentiality is breached has the right to terminate the Agreement, as well as to compensation due to the breach of the confidentiality obligation.



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Article 7  Miscellaneous

Both Parties mutually agree that anything not covered in this Agreement will be friendly discussed separately by both parties, and supplemental agreements shall be established before the completion date of shares transfer. Supplemental agreements shall be inseparate parts of this Agreement.

Article 8 Liabilities for Breach of this Agreement

Should either Party A or Party B breach any clause, or break any representation, warranty or undertaking made in this Agreement, the party in breach shall compensate the observant party for all the losses, including but not being limited to the fees paid, or the expenses spent by the observant party as a direct or indirect result of the breach of this agreement by the party in breach (including but not being limited to reasonable court fees, arbitration fees and attorney fees etc paid by the other party).

Article 9  Settlement of Disputes

      1. Any disputes arising from the execution of, or in connection with this Agreement shall be settled through friendly negotiation between both parties hereto. In case no settlement to disputes can be reached through friendly negotiation, the disputes shall be submitted to the Arbitration.
      2. Any disputes arising from the execution of,or in connection with this Agreement shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the Arbitration Rules and the Procedures for the said Commission. The arbitral award is final and binding upon both parties. Arbitration location is Beijing.



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      3. If any clause of this Agreement is invalid according to arbitration, it shall in no manner affect performance of other clauses of this Agreement.

Article 10 Applicable Law

      The formation, validity, interpretation, execution and settlement of disputes in respect of this Agreement shall be governed by the relevant laws of the PRC.

Article 11 Rights

      Not being  agreed by the other  party in  writing,  any party  should  not
transfer  the  rights  enjoyed   according  to  this  Agreement.   Each  party's
successors, authorized assignees are bound to this Agreement.

Article 12  Force Majeure

1. Force majeure means any unforeseeable events beyond the parties' control which prevent the performance of any obligation under this Agreement. Force majeure includes, but is not limited to, earthquake, typhoon, flood, war, acts of Gods, strike, riots etc(pound)(R)
2. Should either of the parties to this Agreement be prevented from executing the Agreement by Force majeure, the prevented party shall notify the other party by telegram without any delay, and within 15 days thereafter provide detailed information of the events and a valid document for evidence issued by the relevant public notary organization explaining the reason of its inability to execute or delay the execution of all or part of the Agreement. Both parties shall, through consultations, decide whether to terminate the contract or to exempt part of the obligations for implementation of the contract or whether to delay the execution of the contract according to the effects of the events on the performance of the contract.




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Article 13  Text

      This Agreement is made in sextuplicate in Chinese, and each Party shall keep two copies. The other two copies are for handling approval and change of Industrial and Commercial Registration.
      Every original copy is equally valid. This Agreement becomes effective from the date that Party A and Party B signed and relevant Authorities approved this Agreement.




















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   Party A: Eastern Nanomaterials Holdings Pte Ltd

   Authorized Representative: /s/ Xiangzhi Chen
                             ------------------


   Party B: Faith Bloom Limited

   Authorized Representative: /s/ Zhang Xueyi
                             -------------------






















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